UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2007

DeVry Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

ONE TOWER LANE, SUITE 1000,	60181
OAKBROOK TERRACE, ILLINOIS	(Zip Code)
(Address of principal executive offices)

(630) 571-7700
(Registrant’s telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2007, the Board of Directors of the Company adopted a resolution to amend Articles IV and V of the Company’s Amended and Restated By-Laws, as amended (the “By-Laws”).  The amendments took effect upon adoption by the Board of Directors.

The amendments to the By-Laws provide for the issuance and transfer of uncertificated shares. The amendments were necessary to permit the Company to participate in the Direct Registration System (the “DRS”), as required by rules and regulations recently adopted by the New York Stock Exchange. The DRS allows investors to have securities registered in their names without the issuance of physical certificates and further allows investors to transfer securities electronically to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The amendments to the By-Laws include the following:

(i)	amendments to Article IV, Section 7: (a) in the fourth sentence, capitalize the word “Corporation” and (b) in the fifth sentence, after “Vice President” add “, in the case of certificated shares”;

(ii)	amendment to the title of Article V: add “; UNCERTIFICATED SHARES” after “CERTIFICATES OF STOCK”;

(iii)
amendments to Article V, Section 1: (a) in the second sentence, delete “Certificates of stock in the Corporation, if any, shall be” and (b) to the end of the first sentence, add “, except that the Board of Directors may provide by resolution that some, all, or any classes or series of shares shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form)”; and

(iv)
amendments to Article V, Section 2: (a) in the first sentence, add “, in the case of certificated shares” after “authority to transfer” and (b) after the last sentence, add “The Board may make such additional rules and regulations concerning the issue, transfer, and registration of certificates for shares or uncertificated shares as it may deem necessary and are not inconsistent with these By-Laws.”

A complete copy of the By-Laws, as amended, is attached hereto as Exhibit 3.1.  The description of the amendments to the By-Laws contained herein is qualified in its entirety by the complete text of the amendments, which are attached hereto as Exhibit 3.2 and incorporated by reference into this item.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-Laws of DeVry Inc., as amended as of December 20, 2007.
3.2	Amendments to Amended and Restated By-Laws of DeVry Inc., effective December 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                DEVRY INC.
                (Registrant)

Date: December 20, 2007                                                                                                            /s/ Richard M. Gunst
                Richard M. Gunst
                Senior Vice President, Chief Financial Officer And Treasurer